                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May29, 1997

                            The Failure Group, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                        0-18655               77-0218904
          --------                        -------               ----------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)



149 Commonwealth Drive, Menlo Park, California                       94025
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  (Address of principal executive offices)                         (Zip Code)



      Registrant's telephone number, including area code: (415) 326-9400
                                                          --------------

                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

         On May 16, 1997, The Failure Group Washington, Inc., a wholly-owned subsidiary ("Sub") of The Failure Group, Inc. ("Failure Group"), merged (the "Merger") with and into Performance Technologies, Incorporated d.b.a. PTI Environmental Services, a Washington corporation ("PTI"). As a result of the Merger, PTI became a wholly-owned subsidiary of Failure Group.

         The Merger occurred pursuant to the terms of the Agreement and Plan of Reorganization dated as of April 27, 1997, as amended by Amendment Number 1 thereto dated as of May 7, 1997, entered into by and among Failure Group; Sub; PTI; Robert C. Barrick, Gary N. Bigham, Thomas C. Ginn, Marc W. Lorenzen and Larry F. Marx (collectively the "Principal Shareholders"); and Chase Trust Company of California (the "Reorganization Agreement") and pursuant to a related Plan of Merger between Sub and PTI filed with the Secretary of State of the state of Washington as of May 16, 1997 (the "Plan of Merger"). The Merger has been accounted for under the purchase method of accounting. In addition to $7.5 million in cash, an aggregate of 480,002 shares of Failure Group Common Stock were issued in connection with the Merger.

         All of the shares of Failure Group Common Stock issued pursuant to the Merger were placed into escrow to satisfy certain indemnification obligations of PTI and the Principal Shareholders pursuant to the escrow provisions of the Reorganization Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (a)      Financial Statements of Business Acquired.

                  It is impractical for the registrant to provide the required financial statements for the business acquired at the time of filing of this report, but the registrant will file such required financial statements by amendment as soon as practicable, but not later than 60 days after this report must be filed.

         (b)      Pro Forma Financial Information.

                  It is impractical for the registrant to provide the required pro forma financial information for the business acquired at the time of filing of this report, but the registrant will file such required pro forma financial information by amendment as soon as practicable, but not later than 60 days after this report must be filed.

         (c)      Exhibits.

                  2.1      Agreement and Plan of Reorganization dated as of April 27, 1997, entered into by and among
                           The Failure Group, Inc., The Failure Group Washington, Inc., Performance Technologies,
                           Incorporated d.b.a. PTI Environmental Services, Robert C. Barrick, Gary N. Bigham, Thomas
                           C. Ginn, Marc W. Lorenzen, Larry F. Marx, and Chase Trust Company of California.


                  2.2      Amendment Number 1 dated as of May 7, 1997, to the Agreement and Plan of Reorganization
                           dated as of April 27, 1997, entered into by and among The Failure Group, Inc., The Failure
                           Group Washington, Inc., Performance Technologies, Incorporated d.b.a. PTI Environmental
                           Services, Robert C. Barrick, Gary N. Bigham, Thomas C. Ginn, Marc W. Lorenzen, Larry F.
                           Marx, and Chase Trust Company of California.

                  2.3      Plan of Merger filed as of May 16, 1997, by and between The Failure Group Washington, Inc.
                           and Performance Technologies, Incorporated d.b.a. PTI Environmental Services.

                  4.1      Registration Rights Agreement dated May 16, 1997.

                  27.1*    Financial Data Schedule.

*To be filed by amendment.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE FAILURE GROUP, INC.


Dated:  May 29, 1997                    By:  /s/ Gail A. Aldrich
                                           -------------------------------
                                             Corporate Vice President
                                             and Secretary

                               INDEX TO EXHIBITS




Exhibit No.
-----------
 2.1              Agreement and Plan of Reorganization dated as of April 27, 1997, entered into by and among
                  The Failure Group, Inc., The Failure Group Washington, Inc., Performance Technologies, Incorporated
                  d.b.a. PTI Environmental Services, Robert C. Barrick, Gary N. Bigham, Thomas C. Ginn, Marc W.
                  Lorenzen, Larry F. Marx, and Chase Trust Company of California.

 2.2              Amendment Number 1 dated as of May 7, 1997, to the Agreement and Plan of Reorganization
                  dated as of April 27, 1997, entered into by and among The Failure Group, Inc., The Failure Group
                  Washington, Inc., Performance Technologies, Incorporated d.b.a. PTI Environmental Services, Robert
                  C. Barrick, Gary N. Bigham, Thomas C. Ginn, Marc W. Lorenzen, Larry F. Marx, and Chase Trust
                  Company of California.

 2.3              Plan of Merger filed as of May 16, 1997, by and between The Failure Group Washington, Inc.
                  and Performance Technologies, Incorporated d.b.a. PTI Environmental Services.

 4.1              Registration Rights Agreement dated May 16, 1997.

27.1*             Financial Data Schedule.




*To be filed by amendment